THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

Supplement to Prospectus for Discovery Premier Group Retirement Annuity Dated May 1, 2015 and Statement of Additional Information for Discovery Premier Group Retirement Annuity and Discovery Premier Group Retirement Annuity II Dated June 26, 2015

Supplement dated July 30, 2015

This Supplement should be read and retained with the current Prospectus and Statement of Additional Information for your Annuity. This Supplement is intended to update certain information in the Prospectus and Statement of Additional Information for your Annuity. If you would like another copy of the current Prospectus or a copy of the Statement of Additional Information, please contact us at 1-877-778-2100.

We are issuing this supplement to provide updated information pursuant to the decision of the Supreme Court ruling in Obergefell v. Hodges for same sex couples. Also, we are deleting reference to a transfer charge that is no longer applicable. Lastly, we are issuing this supplement to update the language in the Statement of Additional Information regarding the method for calculating the unit change factor.

PROSPECTUS CHANGES - Effective July 30, 2015

I.	Table of Contents

On page (i), the sub-heading “Same-Gender Spouse, Civil Union and Domestic Partner Considerations” has been changed to:

Civil Union and Domestic Partner Considerations

II.	THE CONTRACTS

On page 18 under “Transfers,” the following sentence in the fourth paragraph of the sub-section has been deleted:

Although there is presently no charge for transfers, Prudential reserves the right to impose such charges in the future.

III.	FEDERAL TAX STATUS

On page 31, the sub-heading entitled “Same-Gender Spouse, Civil Union and Domestic Partner Considerations,” and its contents, have been deleted and replaced with:

Civil Union and Domestic Partner Considerations

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same sex couples have a constitutional right to marry, thus requiring all states to allow same sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse.

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Although the Internal Revenue Service (“IRS”) issued guidance on recognition of same sex marriages for federal tax purposes on August 29, 2013, this guidance did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Consequently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

Further guidance is expected regarding the impact of the Windsor and Obergefell decisions related to the application of federal and state tax laws.

Please consult with your tax or legal adviser with regard to spousal rights under the Contract for a domestic partner or civil union partner.

STATEMENT OF ADDITIONAL INFORMATION CHANGES - Effective August 24, 2015

I.	DETERMINATION OF ACCUMULATION UNIT VALUES

On page 4 under “DETERMINATION OF ACCUMULATION UNIT VALUES,” the third sentence is replaced with the following:

The unit change factor for any Business Day is determined by dividing the current day net asset value for fund shares by the net asset value for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all insurance and administrative expenses.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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